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                                                                    EXHIBIT 23.1




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-70608) and Form S-3/A (File No. 333-35580) of E Com Ventures, Inc. (formerly Perfumania, Inc.) of our report dated May 12, 2000 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Miami, Florida
May 2, 2002